EXHIBIT 10.12
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE 4. REQUISITIONPURC N/A 2. AMENDMENT/MODIFICATION NO: Seven (7) 3. EFFECTIVE DATE See block 16C PAGE OF PAGES 1 I 2 5. PROJECT NO. (If applicable! N/A CODE 6. ISSUED BY Btomedical Advanced Research and Development Authority U.S. Department of Health and Human Services 330 Independence Avenue, SW Room G640 Washington, DC 20201 7. ADMINISTERED BY [If other than item 6) CODE 8. NAME AND ADDRESS OF CONTRACTOR (Wo,, street, county. State and ZIP Code) SioCryst Pharmaceuticals, Inc. 2190 Parkway Lake Drive Birmingham, AL 35244 DUNS 61-819-4609 TIN 62-1413174 9A. AMENDMENT OF SOLICITATION NO, 9B. DATED {SEE ITEM 11) CODE FACILITY CODE 10A. MODIFICATION OF CONTRACT/ ORDER HHSO1002OO700032C 10B. DATED (SEE ITEM 13) 01-03-07 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ” The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers “’ is extended, “ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on sach copy of the offer submitted; or |c) By
separate letter or telegram which includes a reference to thB solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAV RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA {if required) SOCC:. POC# TIN# LOC# CAN# 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A. THIS CHANGE OROER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.1031b). THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.242-15 Stop-Work Order; FAR 52.232-20 Limitation of Cost. OTHER {Specify type of modification and authority] E. IMPORTANT: Contractor (] is not, [X] is required to sign this document and return 2 copies to the issuing office. 1 4. DESCRIPTION OF MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible] PURPOSE: The purpose of this modification is to: 1. Cancel the Stop-Work Order issued on January 4, 2008, in accordance with FAR Clause 52,242-15, Stop Work Order. 2. Modify the contract as described on Page 2 of this modification. The total contract amount remains unchanged. (4102,661,429) The contract completion date remains unchanged. (December 31, 2010) Except as provided herein, all terms and conditions referenced in item 9A or 10A, remain in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Schuyler T. Eldridge 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16C. DATE SIGNED (Signature of person authorized to sign) (Signature of Contracting Officer) OMB No, 0990-0115 NSN 7540-01-152-8070 STANDARD FORM 30 [REV. 10-83)

HHSO100200700032C
Modification # 007

1.	The Stop Work Order issued on January 4, 2008, against this contract is hereby cancelled.

2.	The following activities will be completed, not exceeding the costs estimated in the BioCryst Cost Proposal dated November 7, 2008, incorporated as an Attachment to this contract in Section J.
•	BARDA approves the proposed costs associated with clinical trial completion, including a complete clinical study report, for the following studies:
Clinical Trail Study BCX-1812-106

Clinical Trail Study BCX-1812-201

Clinical Trail Study BCX-1812-212
•	Ongoing stability studies required for licensure of both the i.v. and i.m. formulations.

•	Any non-clinical toxicology or carcinogenicity studies that are ongoing and are required for licensure of either formulation.
3.	Milestone 3 Feasibility Plan listed on page 10 of the contract in Article F.3. Contract Deliverables is due 60 days after the effective date of this Modification No. 7.

4.	All other activities listed in this contract and not referenced above shall be initiated only after obtaining prior approval from the Contracting Officer in writing.

5.	The revised Contractor-defined Milestone Schedule and Gantt chart are incorporated as an Attachment to this contract in Section J.

6.	The Key Personnel listed on page 12 of the contract in Article G.3. Key Personnel is removed in its entirety and replaced with the following:

Name	Title
William P. Sheridan, M.D.	Chief Medical Officer, Principal Investigator
Elliott Berger, Ph.D.	Sr. Vice President, Regulatory Affairs
Walter G. Gowan, Ph.D.	Vice President — Chemistry, Manufacturing, and Control
Phillip J. Collis, Ph.D.	Executive Director of Clinical Development, Sub Investigator
Yahya El-Kattan, Ph.D.	Director of Quality Control and Analytical Dept.
Adele Jenne	Director of Quality Assurance
Amy McCullough, R.N., M.P.H.	Director of Clinical Development
7.	All other terms and conditions of this contract remain in full force and effect.